UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 27, 2010 (September 21, 2010)
Monarch Community Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-49814	04-3627031
State or other jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)
375 North Willowbrook Road, Coldwater, MI 49036
(Address of principal executive offices) (Zip Code)
(517) 278-4566
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On September 21, 2010, Monarch Community Bancorp, Inc. (the “Company”) entered into a Written Agreement with the Federal Reserve Bank of Chicago (the “FRB”). Among other things, the Written Agreement requires that the Company obtain the approval of the FRB prior to paying a dividend; prohibits the Company from purchasing or redeeming any shares of its stock without the prior written approval of the FRB, and; requires the Company to submit cash flow projections for the Company to the FRB on a quarterly basis.
     The foregoing description is qualified in its entirety by reference to the Written Agreement dated September 21, 2010 which is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits

Exhibit Number
10.1	Written Agreement with the FRB dated September 21, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCH COMMUNITY BANCORP, INC.
Dated: September 27, 2010	/s/Richard J. DeVries
Richard J. DeVries
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Written Agreement with the FRB dated September 21, 2010